T. Rowe Price QM U.S. Value Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2022, David Corris, Prashant Jeyaganesh, and Vidya Kadiyam will become portfolio managers and cochairs of the fund’s Investment Advisory Committee, and Farris G. Shuggi will step down as a portfolio manager and cochair of the fund’s Investment Advisory Committee. Messrs. Corris and Jeyaganesh joined T. Rowe Price in 2021 and 2006, respectively, and Ms. Kadiyam joined T. Rowe Price in 2008.

On page 8, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2022, David Corris, Prashant Jeyaganesh, and Vidya Kadiyam will become portfolio managers and cochairs of the fund’s Investment Advisory Committee, and Farris G. Shuggi will step down as a portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Corris joined T. Rowe Price in 2021, and his investment experience dates from 2003. During the past five years, Mr. Corris has served as a portfolio manager at the Firm, prior to joining the Firm, he served as the head of the Disciplined Equity team, a hybrid quant and fundamental platform, at Bank of Montreal Global Asset Management (BMO). Mr. Jeyaganesh joined the Firm in 2006, and his investment experience dates from that time. During the past five years, he has served as a quantitative analyst and as a portfolio manager (beginning in 2017) with the Firm. Ms. Kadiyam joined the Firm in 2008, and her investment experience dates from that time. During the past five years, Ms. Kadiyam has served as quantitative analyst and as a portfolio manager (beginning in 2020) with the Firm.

The date of this supplement is October 12, 2021.

F201-041 10/12/21